Exhibit 13.8

SongVest | Queen: "A Kind Of Magic" 12/5/24, 3:14 PM

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Reserve Period Ends In:

01 Hrs | 45 Min | 10 Sec


QUEEN
A Kind of Magic

Queen: "A Kind Of Magic"

An infectious and uplifting Queen song from the David Richards estate.

$98.00

Current Bid Per Share

Enter # of Shares

RESERVE SHARES

View Offering Circular

Songvest is the EXCLUSIVE destination to reserve SongShares® for Queen's "It's A Kind of Magic".

https://secure.songvest.com/productview/316/Queen:%20%22A%20Kind%20Of%20Magic%22 Page 1 of 6

SongVest | Queen: "A Kind Of Magic" 12/5/24, 3:14 PM

This is your VIP invitation to directly own a royalty share of Queen's "It's A Kind Of Magic". Introducing SongShares® - The first royalties program company to successfully utilize the SEC Regulation A exemption allowing fans to earn royalty checks alongside their favorite artist.

As a Queen SongShares® holder, you'll collect royalties from their classic recording of "It's A Kind Of Magic":


QUEEN
A KIND
OF
MAGIC

- Released: March 17, 1986
- Reached #3 on UK Singles Chart
- Peaked at #42 on US Billboard Hot 100
- Theme song for the film "Highlander" (1986)
- Producer (David Richards) share of copyrights, including public performance, streaming/mechanical revenues paid by Universal

*IN ADDITION, upon SEC qualification, all finalized purchases will receive a digital & physical certificate of authenticity, limited edition challenge coin, and commemorative display only 7" vinyl replica with sleeve. Approximate shipping date February 15, 2025.

https://secure.songvest.com/productview/316/Queen:%20%22A%20Kind%20Of%20Magic%22 Page 2 of 6

SongVest | Queen: "A Kind Of Magic"	12/5/24, 3:14 PM


CERTIFICATE
OF OWNERSHIP
This Certifies That
Mountain Studios
QUEEN
SONGVEST


1
RESERVE
2
BUY
3
EARN
VIP AUCTION
24 HOUR PRESALE
ROYALTY PAYMENTS

Songvest and The Estate of David Richards are offering you the opportunity to invest in a total of five iconic Queen releases via SongShares®. The rights supporting these offerings are a mix of artist share and producer share, including public performance, streaming, and mechanical revenue collected and paid by Universal and PPL (neighboring rights). Bid to reserve your shares for the opportunity to purchase when they go on sale (subject to SEC qualification).

About David Richards

David Richards (1956–2013) was a British-Swiss record producer, engineer, and musician renowned for his work with iconic artists like Queen, David Bowie, and Duran Duran. Richards spent much of his career at the legendary Mountain Studios in Montreux, Switzerland, where he became a close collaborator with Queen, particularly in the later stages of their career. He co-produced their albums *A Kind of Magic* (1986), *The Miracle* (1989), *Innuendo* (1991), and *Made in Heaven* (1995), contributing to some of their most memorable late-era hits.

https://secure.songvest.com/productview/316/Queen:%20%22A%20Kind%20Of%20Magic%22	Page 3 of 6

SongVest | Queen: "A Kind Of Magic" 12/5/24, 3:14 PM

Richards also worked extensively with David Bowie, co-producing albums including *Never Let Me Down* (1987) and *Outside* (1995), which highlighted his ability to adapt to Bowie's experimental vision. His influence extended to artists like Duran Duran, Chris Rea, and Iggy Pop, among others, where his production work emphasized blending cutting-edge technology with authentic soundscapes. Known for his technical precision, musical intuition, and creativity, Richards left a lasting impact on rock and pop music, shaping the sound of many seminal albums during the 1980s and 1990s.

About "A Kind of Magic" Performed by Queen

"A Kind of Magic" is an energetic and catchy song by Queen, released in 1986 as part of their album A Kind of Magic and featured prominently in the film Highlander. Known for its infectious chorus, uplifting rhythm, and dynamic production, the song combines rock and pop with a sense of enchantment. It quickly became a fan favorite and a hit, especially in the UK, where it reached number three on the charts. The song's whimsical lyrics and catchy melody highlight Queen's ability to blend rock with mainstream appeal, and it has remained one of their most popular songs.

How Queen Wrote and Recorded "A Kind of Magic"

The creation of "A Kind of Magic" began with Queen drummer Roger Taylor, who wrote the song as a central theme for Highlander, a fantasy film about immortality and magic. Inspired by a line from the movie, "It's a kind of magic," Taylor crafted the initial lyrics and structure, but the song evolved significantly as each band member contributed to its development. Freddie Mercury reworked the melody and added additional lyrics, giving it a more theatrical feel, while guitarist Brian May added his iconic guitar riffs that underscored the song's magical theme.

The recording of "A Kind of Magic" captured Queen's collaborative spirit, blending Taylor's original concept with Mercury's vocal prowess and May's guitar work. John Deacon's bass line provided the song's rhythmic backbone, adding to its danceable groove. Released as a single and on the A Kind of Magic album, the song's magical feel, coupled with its connection to Highlander, helped cement it as an anthem of the 1980s. It was often performed live by the band, becoming a staple of their concerts for its crowd-pleasing energy and universal appeal.

Royalty Share Agreement Terms

The "A Kind of Magic - David Richards" Royalty Share Agreement will be between the seller and our company. Pursuant to the Agreement, SongVest will have the right to receive up to 100% of the Universal producers share for the life of the copyrights listed below. Revenues the company will be entitled to receive from the copyrights listed below (assets) pursuant to this agreement include revenues earned in

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SongVest | Queen: "A Kind Of Magic" 12/5/24, 3:14 PM

connection with the public performance and mechanicals/streaming of the copyrights, which will be paid at the percentage interest as defined in the “A Kind of Magic - David Richards” Royalty Share Agreement. Sales shall be determined by reference to the royalty statements from the royalties paid by Universal to the seller quarterly, which shall be conclusive and binding upon the parties to the agreement, absent manifest error.

Financial Highlights

	2023				2024	
	Qtr1	Qtr2	Qtr3	Qtr4	Qtr1	Qtr2
A Kind of Magic		475	868	708		

*Universal Royalties paid in Euros converted to USD with a 1.09 exchange rate

Administrative Fee for the “A Kind of Magic - David Richards” Royalty Share Agreement

The Administrative Fee (i.e., the amount to be paid to our company as a percentage of the value of the royalty payments collected by our company to be distributed to holders of “A Kind of Magic - David Richards” Royalty Share Units) is 5.00%.

Total share allotment: 1419

ROYALTYTRADERS LLC (DBA SONGVEST) IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. https://www.songvest.com/offering

SONGVEST

Music Creators/Sell Royalties - Current Auctions - About Us - News - FAQs

© 2024 by RoyaltyTraders LLC dba SongVest

Terms of Use - Privacy Policy - Offering Circular

This offering is made in reliance on Regulation A under the Securities Act of 1933. The securities offered are speculative, illiquid, and an investor could lose the entire investment. Investors should read the relevant Offering Circular and consider the risks disclosed therein before investing. SongVest is a startup and is operating at a loss.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. REGULATION A OFFERINGS ARE SPECULATIVE, ILLIQUID, AND INVOLVE A HIGH DEGREE OF RISK, INCLUDING THE POSSIBLE LOSS OF YOUR ENTIRE INVESTMENT.

SongVest is offering securities through the use of an Offering Statement that the Securities and Exchange Commission ("SEC") has qualified under Tier II of Regulation A. While the SEC staff reviews certain forms and filings for compliance with disclosure obligations, the SEC does not evaluate the merits of any offering, nor does it determine if any securities offered are “good” investments.

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SongVest | Queen: "A Kind Of Magic" 12/5/24, 3:14 PM

Dalmore Group LLC ("Dalmore") is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer, member of Financial Industry Regulatory Authority, Inc. ("FINRA") and Securities Investor Protection Corporation ("SIPC") and is the broker-dealer of record on this issuer direct offering.

This profile may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its markets or industry. These statements reflect management's current views regarding future events based on available information and are subject to risks and uncertainties that could cause the company's actual results to differ materially. Investors are cautioned not to place undue reliance on these forward-looking statements as they are meant for illustrative purposes, and they do not represent guarantees of future results, levels of activity, performance, or achievements, all of which cannot be made. Moreover, although management believes that the expectations reflected in the forward-looking statements are reasonable, neither RoyaltyTraders LLC dba SongVest nor anyone acting on its behalf can give any assurance that such expectations will prove to have been correct nor do they have a duty to update any such statements to conform them to actual results. By accessing this site and any pages on this site, you agree to be bound by our Terms of Use and Privacy Policy, as may be amended from time to time without notice or liability.

Read the Offering Circular before you invest. https://www.songvest.com/offering

Contact Us

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SongVest | Queen: "The Show Must Go On" 12/5/24, 3:14 PM

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Reserve Period Ends In:

01 Hrs 45 Min 43 Sec


QUEEN
THE SHOW MUST GO ON

Queen: "The Show Must Go On"

Adored by Queen fans, this anthem provided by the David Richards estate.

$98.00

Current Bid Per Share

Enter # of Shares

RESERVE SHARES

View Offering Circular

Songvest is the EXCLUSIVE destination to reserve SongShares® for Queen's "The Show Music Go On".

https://secure.songvest.com/productview/315/Queen:%20%22The%20Show%20Must%20Go%20On%22 Page 1 of 6

SongVest | Queen: "The Show Must Go On" 12/5/24, 3:14 PM

This is your VIP invitation to directly own a royalty share of Queen's "The Show Must Go On". Introducing SongShares® - The first royalties program company to successfully utilize the SEC Regulation A exemption allowing fans to earn royalty checks alongside their favorite artist.

As a Queen SongShares® holder, you'll collect royalties from their classic recording of "The Show Must Go On":


QUEEN
THE SHOW MUST GO ON

- Released: October 14, 1991
- Reached #16 on UK Singles Chart
- Peaked at #40 on US Billboard Hot 100
- Ivor Novello Award nomination for Best Song Musically and Lyrically in 1992
- Artist and producer share (David Richards) of copyrights, including public performance, streaming/mechanical revenues paid by Universal and PPL

*IN ADDITION, upon SEC qualification, all finalized purchases will receive a digital & physical certificate of authenticity, limited edition challenge coin, and commemorative display only 7" vinyl replica with sleeve. Approximate shipping date February 15, 2025.

https://secure.songvest.com/productview/315/Queen:%20%22The%20Show%20Must%20Go%20On%22 Page 2 of 6

SongVest | Queen: "The Show Must Go On" 12/5/24, 3:14 PM


CERTIFICATE
OF OWNERSHIP
This Certifies That
Mountain Studios
QUEEN
SONGVEST


1
RESERVE
VIP AUCTION
2
BUY
24 HOUR PRESALE
3
EARN
ROYALTY PAYMENTS

Songvest and The Estate of David Richards are offering you the opportunity to invest in a total of five iconic Queen releases via SongShares®. The rights supporting these offerings are a mix of artist share and producer share, including public performance, streaming, and mechanical revenue collected and paid by Universal and PPL (neighboring rights). Bid to reserve your shares for the opportunity to purchase when they go on sale (subject to SEC qualification).

About David Richards

David Richards (1956–2013) was a British-Swiss record producer, engineer, and musician renowned for his work with iconic artists like Queen, David Bowie, and Duran Duran. Richards spent much of his career at the legendary Mountain Studios in Montreux, Switzerland, where he became a close collaborator with Queen, particularly in the later stages of their career. He co-produced their albums *A Kind of Magic* (1986), *The Miracle* (1989), *Innuendo* (1991), and *Made in Heaven* (1995), contributing to some of their most memorable late-era hits.

Richards also worked extensively with David Bowie, co-producing albums including *Never Let Me Down* (1987) and *Outside* (1995), which highlighted his ability to adapt to Bowie's experimental vision. His influence extended to artists like Duran Duran, Chris Rea, and Iggy Pop, among others, where his

https://secure.songvest.com/productview/315/Queen:%20%22The%20Show%20Must%20Go%20On%22 Page 3 of 6

SongVest | Queen: "The Show Must Go On" 12/5/24, 3:14 PM

production work emphasized blending cutting-edge technology with authentic soundscapes. Known for his technical precision, musical intuition, and creativity, Richards left a lasting impact on rock and pop music, shaping the sound of many seminal albums during the 1980s and 1990s.

About “The Show Must Go On” Performed by Queen

"The Show Must Go On" is a poignant and powerful song by Queen, released in 1991 as the closing track on their album Innuendo. Known for its dramatic orchestration, haunting melody, and lyrics about perseverance in the face of adversity, it became a tribute to Freddie Mercury’s courage as he continued performing despite his declining health due to AIDS. The song’s message—of facing life’s challenges and moving forward—has resonated deeply with fans, becoming one of Queen’s most celebrated and emotional works.

How Queen Wrote and Recorded "The Show Must Go On"

The song was primarily written by Queen guitarist Brian May, who wanted to express the resilience and strength Mercury was showing as his illness progressed. May was inspired to create lyrics that would reflect Mercury's determination to keep performing despite the pain he was enduring. Although there was some initial uncertainty about whether Mercury would be able to sing the song due to its demanding vocal range, he delivered a powerful and emotional performance, pushing his voice to its limit.

The band worked closely together on the arrangement, with May’s soaring guitar lines, Roger Taylor’s intense drumming, and John Deacon’s steady bass, all contributing to the song’s dramatic energy. Mercury’s vocal recording was especially emotional for the band, as it symbolized his relentless commitment to his art and fans. “The Show Must Go On” was released just months before Mercury’s passing, making it a lasting testament to his strength and dedication. Since then, it has become an anthem of resilience and is often used to honor Mercury’s legacy.

Royalty Share Agreement Terms

The “The Show Must Go On - David Richards” Royalty Share Agreement will be between the seller and our company. Pursuant to the Agreement, SongVest will have the right to receive up to 100% of the PPL neighboring rights revenue share and 50% of the Universal producers share for the life of the copyrights listed below. Revenues the company will be entitled to receive from the copyrights listed below (assets) pursuant to this agreement include revenues earned in connection with the public performance and mechanicals/streaming of the copyrights, which will be paid at the percentage interest as defined in the “The Show Must Go On - David Richards” Royalty Share Agreement. Sales shall be determined by reference to the royalty statements from the royalties paid by PPL and Universal to the seller quarterly, which shall be conclusive and binding upon the parties to the agreement, absent manifest error.

Financial Highlights

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SongVest | Queen: "The Show Must Go On" 12/5/24, 3:14 PM

The Show Must Go On	2021 Qtr1	2021 Qtr2	2021 Qtr3	2021 Qtr4	2022 Qtr1	2022 Qtr2	2022 Qtr3	2022 Qtr4
PPL Income	1,715	206	60	47	605	117	116	78
Universal Income								
Total Income	**1,715**	**206**	**60**	**47**	**605**	**117**	**116**	**78**

The Show Must Go On	2023 Qtr1	2023 Qtr2	2023 Qtr3	2023 Qtr4	2024 Qtr1	2024 Qtr2
PPL Income	435	113	(12)	270	294	418
Universal Income		614	790	818		
Total Income		727	779	1,088	294	418

*PPL Royalties paid in Pounds converted to USD with a 1.28504 exchange rate
*Universal Royalties paid in Euros converted to USD with a 1.09 exchange rate

Administrative Fee for the "The Show Must Go On - David Richards" Royalty Share Agreement

The Administrative Fee (i.e., the amount to be paid to our company as a percentage of the value of the royalty payments collected by our company to be distributed to holders of "The Show Must Go On - David Richards" Royalty Share Units) is 5.00%.

Total share allotment: 1263

ROYALTYTRADERS LLC (DBA SONGVEST) IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. https://www.songvest.com/offering

SONGVEST

Music Creators/Sell Royalties - Current Auctions - About Us - News - FAQs

© 2024 by RoyaltyTraders LLC dba SongVest

Terms of Use - Privacy Policy - Offering Circular

This offering is made in reliance on Regulation A under the Securities Act of 1933. The securities offered are speculative, illiquid, and an investor could lose the entire investment. Investors should read the relevant Offering Circular and consider the risks disclosed therein before investing. SongVest is a startup and is operating at a loss.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. REGULATION A OFFERINGS ARE SPECULATIVE, ILLIQUID, AND INVOLVE A HIGH DEGREE OF RISK, INCLUDING THE POSSIBLE LOSS OF YOUR ENTIRE INVESTMENT.

SongVest is offering securities through the use of an Offering Statement that the Securities and Exchange Commission ("SEC") has qualified under Tier II of Regulation A. While the SEC staff reviews certain forms and filings for compliance with disclosure obligations, the SEC does not evaluate the merits of any offering, nor does it determine if any securities offered are "good" investments.

Dalmore Group LLC ("Dalmore") is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer, member of Financial Industry Regulatory Authority, Inc. ("FINRA") and Securities Investor Protection Corporation ("SIPC") and is the broker-dealer of record on this issuer direct offering.

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SongVest | Queen: "The Show Must Go On" 12/5/24, 3:14 PM

This profile may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its markets or industry. These statements reflect management's current views regarding future events based on available information and are subject to risks and uncertainties that could cause the company's actual results to differ materially. Investors are cautioned not to place undue reliance on these forward-looking statements as they are meant for illustrative purposes, and they do not represent guarantees of future results, levels of activity, performance, or achievements, all of which cannot be made. Moreover, although management believes that the expectations reflected in the forward-looking statements are reasonable, neither RoyaltyTraders LLC dba SongVest nor anyone acting on its behalf can give any assurance that such expectations will prove to have been correct nor do they have a duty to update any such statements to conform them to actual results. By accessing this site and any pages on this site, you agree to be bound by our Terms of Use and Privacy Policy, as may be amended from time to time without notice or liability.

Read the Offering Circular before you invest. https://www.songvest.com/offering

Contact Us

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SongVest | Queen: "I Want It All" 12/5/24, 3:13 PM

SONGVEST

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Reserve Period Ends In:

01 Hrs | 46 Min | 15 Sec


QUEEN
I WANT IT ALL

Queen: "I Want It All"

A timeless Queen hit brought to you by the David Richards estate.

$98.00

Current Bid Per Share

Enter # of Shares

RESERVE SHARES

View Offering Circular

Songvest is the EXCLUSIVE destination to reserve SongShares® for Queen's "I Want It All".

https://secure.songvest.com/productview/314/Queen:%20%22I%20Want%20It%20All%22 Page 1 of 6

SongVest | Queen: "I Want It All" 12/5/24, 3:13 PM

This is your VIP invitation to directly own a royalty share of Queen's "I Want It All". Introducing SongShares® - The first royalties program company to successfully utilize the SEC Regulation A exemption allowing fans to earn royalty checks alongside their favorite artist.

As a Queen SongShares® holder, you'll collect royalties from their classic recording of "I Want It All":


QUEEN
I WANT IT ALL

- Released: May 2, 1989
- Reached #3 on UK Singles Chart
- Reached #1 on US Billboard Mainstream Rock chart
- Included in the setlist for Queen's performance at the Freddie Mercury Tribute Concert in 1992
- Artist and producer share (David Richards) of copyrights, including public performance, streaming/mechanical revenues paid by Universal and PPL

*IN ADDITION, upon SEC qualification, all finalized purchases will receive a digital & physical certificate of authenticity, limited edition challenge coin, and commemorative display only 7" vinyl replica with sleeve. Approximate shipping date February 15, 2025.

https://secure.songvest.com/productview/314/Queen:%20%22I%20Want%20It%20All%22 Page 2 of 6

SongVest | Queen: "I Want It All" 12/5/24, 3:13 PM


CERTIFICATE OF OWNERSHIP
This Certifies That
Mountain Studios
QUEEN
SONGVEST


1 RESERVE
2 BUY
3 EARN
VIP AUCTION
24 HOUR PRESALE
ROYALTY PAYMENTS

Songvest and The Estate of David Richards are offering you the opportunity to invest in a total of five iconic Queen releases via SongShares®. The rights supporting these offerings are a mix of artist share and producer share, including public performance, streaming, and mechanical revenue collected and paid by Universal and PPL (neighboring rights). Bid to reserve your shares for the opportunity to purchase when they go on sale (subject to SEC qualification).

About David Richards

David Richards (1956–2013) was a British-Swiss record producer, engineer, and musician renowned for his work with iconic artists like Queen, David Bowie, and Duran Duran. Richards spent much of his career at the legendary Mountain Studios in Montreux, Switzerland, where he became a close collaborator with Queen, particularly in the later stages of their career. He co-produced their albums *A Kind of Magic* (1986), *The Miracle* (1989), *Innuendo* (1991), and *Made in Heaven* (1995), contributing to some of their most memorable late-era hits.

Richards also worked extensively with David Bowie, co-producing albums including *Never Let Me Down* (1987) and *Outside* (1995), which highlighted his ability to adapt to Bowie's experimental vision. His influence extended to artists like Duran Duran, Chris Rea, and Iggy Pop, among others, where his

https://secure.songvest.com/productview/314/Queen:%20%22I%20Want%20It%20All%22 Page 3 of 6

SongVest | Queen: "I Want It All" 12/5/24, 3:13 PM

production work emphasized blending cutting-edge technology with authentic soundscapes. Known for his technical precision, musical intuition, and creativity, Richards left a lasting impact on rock and pop music, shaping the sound of many seminal albums during the 1980s and 1990s.

About “I Want It All” Performed by Queen

"I Want It All" is a powerful rock anthem by Queen, released in 1989 on their album The Miracle. Known for its fierce guitar riffs, commanding vocals, and unapologetic lyrics, the song expresses a determined drive to achieve one's goals. It has since become one of Queen's signature tracks, resonating with audiences for its message of ambition and resilience. The song was particularly popular in the U.S., where its defiant energy and heavy guitar sound were a hit with rock audiences, solidifying Queen’s place in the hard rock genre.

How Queen Wrote and Recorded "I Want It All"

"I Want It All" was primarily written by Queen guitarist Brian May, inspired by his then-girlfriend Anita Dobson’s phrase, "I want it all, and I want it now." The song reflects May’s own frustrations and ambitions, channeling his desire for action and change. The writing process was collaborative, with each band member contributing their talents to shape the song’s intense sound and dynamic structure. Freddie Mercury brought his signature powerful vocal delivery, and Roger Taylor and John Deacon added their distinctive rhythm and bass lines, driving the song’s anthemic feel.

The recording marked a significant moment for Queen as it was one of their first songs to be completed during sessions for The Miracle, after Mercury’s HIV diagnosis. This added a sense of urgency and passion to their work. Though never performed live by Mercury due to his declining health, "I Want It All" became a staple in Queen’s later performances with other lead vocalists, underscoring its enduring message of ambition and strength.

Royalty Share Agreement Terms

The “I Want It All - David Richards” Royalty Share Agreement will be between the seller and our company. Pursuant to the Agreement, SongVest will have the right to receive up to 100% of the PPL neighboring rights revenue share and the Universal producers share for the life of the copyrights listed below. Revenues the company will be entitled to receive from the copyrights listed below (assets) pursuant to this agreement include revenues earned in connection with the public performance and mechanicals/streaming of the copyrights, which will be paid at the percentage interest as defined in the “I Want It All - David Richards” Royalty Share Agreement. Sales shall be determined by reference to the royalty statements from the royalties paid by PPL and Universal to the seller quarterly, which shall be conclusive and binding upon the parties to the agreement, absent manifest error.

Financial Highlights

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SongVest | Queen: "I Want It All" 12/5/24, 3:13 PM

	2021				2022			
I Want It All	**Qtr1**	**Qtr2**	**Qtr3**	**Qtr4**	**Qtr1**	**Qtr2**	**Qtr3**	**Qtr4**
PPL Income	713	209	51	45	1,154	184	104	161
Universal Income								
Total Income	713	209	51	45	1,154	184	104	161

	2023				2024	
I Want It All	**Qtr1**	**Qtr2**	**Qtr3**	**Qtr4**	**Qtr1**	**Qtr2**
PPL Income	360	198	357	282	545	587
Universal Income		357	1,911	581		
Total Income		554	2,269	863	545	

*PPL Royalties paid in Pounds converted to USD with a 1.28504 exchange rate
*Universal Royalties paid in Euros converted to USD with a 1.09 exchange rate

Administrative Fee for the "I Want It All - David Richards" Royalty Share Agreement

The Administrative Fee (i.e., the amount to be paid to our company as a percentage of the value of the royalty payments collected by our company to be distributed to holders of "I Want It All - David Richards" Royalty Share Units) is 5.00%.

Total share allotment: 1678

ROYALTYTRADERS LLC (DBA SONGVEST) IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. https://www.songvest.com/offering

SONGVEST

Music Creators/Sell Royalties - Current Auctions - About Us - News - FAQs

© 2024 by RoyaltyTraders LLC dba SongVest

Terms of Use - Privacy Policy - Offering Circular

This offering is made in reliance on Regulation A under the Securities Act of 1933. The securities offered are speculative, illiquid, and an investor could lose the entire investment. Investors should read the relevant Offering Circular and consider the risks disclosed therein before investing. SongVest is a startup and is operating at a loss.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. REGULATION A OFFERINGS ARE SPECULATIVE, ILLIQUID, AND INVOLVE A HIGH DEGREE OF RISK, INCLUDING THE POSSIBLE LOSS OF YOUR ENTIRE INVESTMENT.

https://secure.songvest.com/productview/314/Queen:%20%22I%20Want%20It%20All%22 Page 5 of 6

SongVest | Queen: "I Want It All" 12/5/24, 3:13 PM

SongVest is offering securities through the use of an Offering Statement that the Securities and Exchange Commission ("SEC") has qualified under Tier II of Regulation A. While the SEC staff reviews certain forms and filings for compliance with disclosure obligations, the SEC does not evaluate the merits of any offering, nor does it determine if any securities offered are "good" investments.

Dalmore Group LLC ("Dalmore") is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer, member of Financial Industry Regulatory Authority, Inc. ("FINRA") and Securities Investor Protection Corporation ("SIPC") and is the broker-dealer of record on this issuer direct offering.

This profile may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its markets or industry. These statements reflect management's current views regarding future events based on available information and are subject to risks and uncertainties that could cause the company's actual results to differ materially. Investors are cautioned not to place undue reliance on these forward-looking statements as they are meant for illustrative purposes, and they do not represent guarantees of future results, levels of activity, performance, or achievements, all of which cannot be made. Moreover, although management believes that the expectations reflected in the forward-looking statements are reasonable, neither RoyaltyTraders LLC dba SongVest nor anyone acting on its behalf can give any assurance that such expectations will prove to have been correct nor do they have a duty to update any such statements to conform them to actual results. By accessing this site and any pages on this site, you agree to be bound by our Terms of Use and Privacy Policy, as may be amended from time to time without notice or liability.

Read the Offering Circular before you invest. https://www.songvest.com/offering

Contact Us

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SongVest | Queen: "Under Pressure" 12/5/24, 3:13 PM

SONGVEST

Search



Reserve Period Ends In:

01 Hrs 46 Min 41 Sec


QUEEN & DAVID BOWIE
UNDER PRESSURE

Queen: "Under Pressure"

The iconic Queen song, brought to you by the estate of David Richards.

75.86% Of 1607 SongShare Goal

$98.00

Current Bid Per Share

Enter # of Shares

RESERVE SHARES

View Offering Circular

Songvest is the EXCLUSIVE destination to reserve SongShares® for Queen's "Under Pressure".

https://secure.songvest.com/productview/312/Queen:%20%22Under%20Pressure%22 Page 1 of 6

SongVest | Queen: "Under Pressure" 12/5/24, 3:13 PM

This is your VIP invitation to directly own a royalty share of Queen's "Under Pressure". Introducing SongShares® - The first royalties program company to successfully utilize the SEC Regulation A exemption allowing fans to earn royalty checks alongside their favorite artist.

As a Queen SongShares® holder, you'll collect royalties from their classic recording of "Under Pressure":


QUEEN & DAVID BOWIE
UNDER PRESSURE

- Released: October 26, 1981
- Reached #1 in UK Singles Chart
- Over 1.7 billion streams on Spotify alone
- Certified Platinum in the UK
- Artist share (David Richards) of copyrights, including public performance revenues paid by PPL

*IN ADDITION, upon SEC qualification, all finalized purchases will receive a digital & physical certificate of authenticity, limited edition challenge coin, and commemorative display only 7" vinyl replica with sleeve. Approximate shipping date February 15, 2025.

https://secure.songvest.com/productview/312/Queen:%20%22Under%20Pressure%22 Page 2 of 6

SongVest | Queen: "Under Pressure" 12/5/24, 3:13 PM


CERTIFICATE
OF OWNERSHIP
This Certifies That
Mountain Studios
QUEEN
SONGVEST


1
RESERVE
VIP AUCTION
2
BUY
24 HOUR PRESALE
3
EARN
ROYALTY PAYMENTS

Songvest and The Estate of David Richards are offering you the opportunity to invest in a total of five iconic Queen releases via SongShares®. The rights supporting these offerings are a mix of artist share and producer share, including public performance, streaming, and mechanical revenue collected and paid by Universal and PPL (neighboring rights). Bid to reserve your shares for the opportunity to purchase when they go on sale (subject to SEC qualification).

About David Richards

David Richards (1956–2013) was a British-Swiss record producer, engineer, and musician renowned for his work with iconic artists like Queen, David Bowie, and Duran Duran. Richards spent much of his career at the legendary Mountain Studios in Montreux, Switzerland, where he became a close collaborator with Queen, particularly in the later stages of their career. He co-produced their albums *A Kind of Magic* (1986), *The Miracle* (1989), *Innuendo* (1991), and *Made in Heaven* (1995), contributing to some of their most memorable late-era hits.

Richards also worked extensively with David Bowie, co-producing albums including *Never Let Me Down* (1987) and *Outside* (1995), which highlighted his ability to adapt to Bowie's experimental vision. His influence extended to artists like Duran Duran, Chris Rea, and Iggy Pop, among others, where his

https://secure.songvest.com/productview/312/Queen:%20%22Under%20Pressure%22 Page 3 of 6

SongVest | Queen: "Under Pressure" 12/5/24, 3:13 PM

production work emphasized blending cutting-edge technology with authentic soundscapes. Known for his technical precision, musical intuition, and creativity, Richards left a lasting impact on rock and pop music, shaping the sound of many seminal albums during the 1980s and 1990s.

About Under Pressure Performed by Queen and David Bowie

"**Under Pressure**" is a rock classic performed by Queen and David Bowie, released as a single in 1981. The song combines rock, funk, and soul influences, featuring an iconic bassline, emotive vocals, and a theme exploring the pressures of modern life and the need for love and empathy. It became a major hit, topping the UK Singles Chart, and is celebrated as one of rock's most memorable collaborations.

David Richards actually played the piano on "Under Pressure" when late in the morning David Richards and David Bowie switched roles with Bowie at the mixing board directing Richards to get the right piano chords.

How Queen and David Bowie Created "Under Pressure"

The collaboration between Queen and David Bowie began spontaneously. Queen was recording at Mountain Studios in Montreux, Switzerland—where Bowie happened to be working on separate projects. Originally, Bowie visited the studio to contribute background vocals for the song "Cool Cat," but the jam session took an unexpected turn when both parties decided to co-create a new track instead. The result was "Under Pressure," largely improvised in-studio. John Deacon's unforgettable bassline was developed during this session, and the lyrics were a collective effort, with Bowie and Queen's Freddie Mercury each bringing their distinctive vocal styles to the track.

This unlikely collaboration was fueled by mutual respect and spontaneity, blending the unique artistry of both Queen and Bowie. The song has since become a cultural touchstone, renowned for its introspective lyrics and groundbreaking sound, and remains a testament to the magic that can happen when talented artists come together unexpectedly.

Royalty Share Agreement Terms

The "Under Pressure - David Richards" Royalty Share Agreement will be between the seller and our company. Pursuant to the Agreement, SongVest will have the right to receive up to 100% of the PPL neighboring rights revenue share for the life of the copyrights listed below. Revenues the company will be entitled to receive from the copyrights listed below (assets) pursuant to this agreement include revenues earned in connection with the public performance of the copyrights, which will be paid at the percentage interest as defined in the "Under Pressure - David Richards" Royalty Share Agreement. Sales shall be determined by reference to the royalty statements from the royalties paid by PPL to the seller quarterly, which shall be conclusive and binding upon the parties to the agreement, absent manifest error.

Financial Highlights

https://secure.songvest.com/productview/312/Queen:%20%22Under%20Pressure%22 Page 4 of 6

SongVest | Queen: "Under Pressure" 12/5/24, 3:13 PM

	2021				2022			
	Qtr1	Qtr2	Qtr3	Qtr4	Qtr1	Qtr2	Qtr3	Qtr4
Under Pressure	1,583	419	202	604	2,057	762	343	278

\

	2023				2024	
	Qtr1	Qtr2	Qtr3	Qtr4	Qtr1	Qtr2
Under Pressure	689	582	385	463	698	1,017

*PPL Royalties paid in Pounds converted to USD with a 1.28504 exchange rate

Administrative Fee for the "Under Pressure - David Richards" Royalty Share Agreement

The Administrative Fee (i.e., the amount to be paid to our company as a percentage of the value of the royalty payments collected by our company to be distributed to holders of "Under Pressure - David Richards" Royalty Share Units) is 5.00%.

Total share allotment: 1607

ROYALTYTRADERS LLC (DBA SONGVEST) IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. https://www.songvest.com/offering

SONGVEST

Music Creators/Sell Royalties - Current Auctions - About Us - News - FAQs

Terms of Use - Privacy Policy - Offering Circular

© 2024 by RoyaltyTraders LLC dba SongVest

This offering is made in reliance on Regulation A under the Securities Act of 1933. The securities offered are speculative, illiquid, and an investor could lose the entire investment. Investors should read the relevant Offering Circular and consider the risks disclosed therein before investing. SongVest is a startup and is operating at a loss.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. REGULATION A OFFERINGS ARE SPECULATIVE, ILLIQUID, AND INVOLVE A HIGH DEGREE OF RISK, INCLUDING THE POSSIBLE LOSS OF YOUR ENTIRE INVESTMENT.

SongVest is offering securities through the use of an Offering Statement that the Securities and Exchange Commission ("SEC") has qualified under Tier II of Regulation A. While the SEC staff reviews certain forms and filings for compliance with disclosure obligations, the SEC does not evaluate the merits of any offering, nor does it determine if any securities offered are "good" investments.

Dalmore Group LLC ("Dalmore") is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer, member of Financial Industry Regulatory Authority, Inc. ("FINRA") and Securities Investor Protection Corporation ("SIPC") and is the broker-dealer of record on this issuer direct offering.

This profile may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its markets or industry. These statements reflect management's current views regarding future events based on available information and are subject to risks and uncertainties that could cause the company's actual results to differ materially. Investors are cautioned not to place undue reliance on these forward-looking statements as they are meant for illustrative purposes, and they do not represent guarantees of future results, levels of activity, performance, or achievements, all of which cannot be made. Moreover, although management believes that the expectations reflected in the forward-looking statements are reasonable, neither RoyaltyTraders LLC dba SongVest nor anyone acting on its behalf can give any assurance that such expectations will prove to have been correct nor do they have a duty to update any such statements to conform them to actual results. By accessing this site and any pages on this site, you agree to be bound by our Terms of Use and Privacy Policy, as may be amended from time to time without notice or liability.

https://secure.songvest.com/productview/312/Queen:%20%22Under%20Pressure%22 Page 5 of 6

SongVest | Queen: "Under Pressure" 12/5/24, 3:13 PM

Read the Offering Circular before you invest. https://www.songvest.com/offering

Contact Us

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SongVest | Queen: "The Bohemian Rhapsody Soundtrack" 12/5/24, 3:12 PM

SONGVEST

Search



Reserve Period Ends In:

01 Hrs 47 Min 29 Sec


BOHEMIAN
RHAPSODY

Queen: "The Bohemian Rhapsody Soundtrack"

The blockbuster biopic soundtrack royalties from the David Richards estate.

82.83% Of 658 SongShare Goal

$98.00

Current Bid Per Share

Enter # of Shares

RESERVE SHARES

View Offering Circular

Songvest is the EXCLUSIVE destination to reserve SongShares® for Queen's "The Bohemian Rhapsody Soundtrack".

https://secure.songvest.com/productview/313/Queen:%20%22The%20Bohemian%20Rhapsody%20Soundtrack%22 Page 1 of 5

SongVest | Queen: "The Bohemian Rhapsody Soundtrack" 12/5/24, 3:12 PM

This is your VIP invitation to directly own a royalty share of Queen's "The Bohemian Rhapsody Soundtrack". Introducing SongShares® - The first royalties program company to successfully utilize the SEC Regulation A exemption allowing fans to earn royalty checks alongside their favorite artist.

As a Queen SongShares® holder, you'll collect royalties from their classic recording of "The Bohemian Rhapsody Soundtrack":


BOHEMIAN
RHAPSODY

- Released: October 19, 2018
- Reached #1 on UK Albums Chart
- Certified 4x Platinum in the UK
- Highest-selling album worldwide for 2019
- Producer share (David Richards) of copyrights, including public performance, streaming/mechanical revenues paid by Universal

*IN ADDITION, upon SEC qualification, all finalized purchases will receive a digital & physical certificate of authenticity, limited edition challenge coin, and commemorative display only 7" vinyl replica with sleeve. Approximate shipping date February 15, 2025.

https://secure.songvest.com/productview/313/Queen:%20%22The%20Bohemian%20Rhapsody%20Soundtrack%22 Page 2 of 5

SongVest | Queen: "The Bohemian Rhapsody Soundtrack" 12/5/24, 3:12 PM


CERTIFICATE
OF OWNERSHIP
This Certifies That
Mountain Studios
QUEEN
SONGVEST


1
RESERVE
VIP AUCTION
2
BUY
24 HOUR PRESALE
3
EARN
ROYALTY PAYMENTS

Songvest and The Estate of David Richards are offering you the opportunity to invest in a total of five iconic Queen releases via SongShares®. The rights supporting these offerings are a mix of artist share and producer share, including public performance, streaming, and mechanical revenue collected and paid by Universal and PPL (neighboring rights). Bid to reserve your shares for the opportunity to purchase when they go on sale (subject to SEC qualification).

About David Richards

David Richards (1956–2013) was a British-Swiss record producer, engineer, and musician renowned for his work with iconic artists like Queen, David Bowie, and Duran Duran. Richards spent much of his career at the legendary Mountain Studios in Montreux, Switzerland, where he became a close collaborator with Queen, particularly in the later stages of their career. He co-produced their albums *Bohemian Rhapsody* (1986), *The Miracle* (1989), *Innuendo* (1991), and *Made in Heaven* (1995), contributing to some of their most memorable late-era hits.

Richards also worked extensively with David Bowie, co-producing albums including *Never Let Me Down* (1987) and *Outside* (1995), which highlighted his ability to adapt to Bowie's experimental vision. His influence extended to artists like Duran Duran, Chris Rea, and Iggy Pop, among others, where his

https://secure.songvest.com/productview/313/Queen:%20%22The%20Bohemian%20Rhapsody%20Soundtrack%22 Page 3 of 5

SongVest | Queen: "The Bohemian Rhapsody Soundtrack" 12/5/24, 3:12 PM

production work emphasized blending cutting-edge technology with authentic soundscapes. Known for his technical precision, musical intuition, and creativity, Richards left a lasting impact on rock and pop music, shaping the sound of many seminal albums during the 1980s and 1990s.

About “Bohemian Rhapsody” Performed by Queen

The 2018 *Bohemian Rhapsody* movie soundtrack is a compilation of Queen's greatest hits, designed to complement the biographical film about Freddie Mercury and the band's rise to fame. The soundtrack captures the energy, creativity, and depth of Queen’s music, featuring iconic songs like "We Will Rock You," "Radio Ga Ga," "Somebody to Love," and, of course, "Bohemian Rhapsody."

What makes the soundtrack special is its blend of original studio recordings, new mixes, and live performances, including several songs from Queen’s legendary 1985 Live Aid concert, which had not been released in audio form before. It also includes previously unreleased recordings, like a live version of "Fat Bottomed Girls" from a 1979 Paris show. Produced with the aim of encapsulating Queen’s live energy and musical evolution, the soundtrack not only highlights Mercury’s vocal power and Brian May’s guitar work but also the band’s collaborative spirit and stage presence.

The *Bohemian Rhapsody* soundtrack became a commercial success, introducing Queen’s timeless music to new generations and helping the band’s legacy live on through the film.

Royalty Share Agreement Terms

The “Bohemian Rhapsody - David Richards” Royalty Share Agreement will be between the seller and our company. Pursuant to the Agreement, SongVest will have the right to receive up to 100% of the Universal producers share for the life of the copyrights listed below. Revenues the company will be entitled to receive from the copyrights listed below (assets) pursuant to this agreement include revenues earned in connection with the public performance and mechanicals/streaming of the copyrights, which will be paid at the percentage interest as defined in the “Bohemian Rhapsody - David Richards” Royalty Share Agreement. Sales shall be determined by reference to the royalty statements from the royalties paid by Universal to the seller quarterly, which shall be conclusive and binding upon the parties to the agreement, absent manifest error.

Financial Highlights

	2023				2024	
	Qtr1	Qtr2	Qtr3	Qtr4	Qtr1	Qtr2
Bohemian Rhapsody		242	188	520		

*Universal Royalties paid in Euros converted to USD with a 1.09 exchange rate

Administrative Fee for the “Bohemian Rhapsody - David Richards” Royalty Share Agreement

The Administrative Fee (i.e., the amount to be paid to our company as a percentage of the value of the royalty payments collected by our company to be distributed to holders of “Bohemian Rhapsody - David Richards” Royalty Share Units) is 5.00%.

https://secure.songvest.com/productview/313/Queen:%20%22The%20Bohemian%20Rhapsody%20Soundtrack%22 Page 4 of 5

SongVest | Queen: "The Bohemian Rhapsody Soundtrack" 12/5/24, 3:12 PM

Total share allotment: 658

ROYALTYTRADERS LLC (DBA SONGVEST) IS TESTING THE WATERS UNDER TIER 2 OF REGULATION A. NO MONEY OR OTHER CONSIDERATION IS BEING SOLICITED, AND IF SENT IN RESPONSE, WILL NOT BE ACCEPTED. NO OFFER TO BUY THE SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE OFFERING STATEMENT FILED BY THE COMPANY WITH THE SEC HAS BEEN QUALIFIED BY THE SEC. ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME BEFORE NOTICE OF ACCEPTANCE GIVEN AFTER THE DATE OF QUALIFICATION. AN INDICATION OF INTEREST INVOLVES NO OBLIGATION OR COMMITMENT OF ANY KIND. AN OFFERING STATEMENT REGARDING THIS OFFERING HAS BEEN FILED WITH THE SEC. https://www.songvest.com/offering

SONGVEST

Music Creators/Sell Royalties - Current Auctions - About Us - News - FAQs

© 2024 by RoyaltyTraders LLC dba SongVest

Terms of Use - Privacy Policy - Offering Circular

This offering is made in reliance on Regulation A under the Securities Act of 1933. The securities offered are speculative, illiquid, and an investor could lose the entire investment. Investors should read the relevant Offering Circular and consider the risks disclosed therein before investing. SongVest is a startup and is operating at a loss.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. REGULATION A OFFERINGS ARE SPECULATIVE, ILLIQUID, AND INVOLVE A HIGH DEGREE OF RISK, INCLUDING THE POSSIBLE LOSS OF YOUR ENTIRE INVESTMENT.

SongVest is offering securities through the use of an Offering Statement that the Securities and Exchange Commission ("SEC") has qualified under Tier II of Regulation A. While the SEC staff reviews certain forms and filings for compliance with disclosure obligations, the SEC does not evaluate the merits of any offering, nor does it determine if any securities offered are "good" investments.

Dalmore Group LLC ("Dalmore") is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer, member of Financial Industry Regulatory Authority, Inc. ("FINRA") and Securities Investor Protection Corporation ("SIPC") and is the broker-dealer of record on this issuer direct offering.

This profile may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its markets or industry. These statements reflect management's current views regarding future events based on available information and are subject to risks and uncertainties that could cause the company's actual results to differ materially. Investors are cautioned not to place undue reliance on these forward-looking statements as they are meant for illustrative purposes, and they do not represent guarantees of future results, levels of activity, performance, or achievements, all of which cannot be made. Moreover, although management believes that the expectations reflected in the forward-looking statements are reasonable, neither RoyaltyTraders LLC dba SongVest nor anyone acting on its behalf can give any assurance that such expectations will prove to have been correct nor do they have a duty to update any such statements to conform them to actual results. By accessing this site and any pages on this site, you agree to be bound by our Terms of Use and Privacy Policy, as may be amended from time to time without notice or liability.

Read the Offering Circular before you invest. https://www.songvest.com/offering

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Gmail

Jayce Varden <jayce@channl.com>

Queen SongShares®

1 message

Songvest <contact@songvest.com>
Reply-To: contact@songvest.com
To: jayce@channl.com

Thu, Nov 21, 2024 at 11:25 AM

SONGVEST

Reserve SongShares® For 5 Iconic Queen Releases Now!


QUEEN
QUEEN & DAVID BOWIE
UNDER PRESSURE
BOHEMIAN
RHAPSODY
QUEEN
THE SHOW MUST GO ON
QUEEN
I WANT IT ALL

RESERVE SONGSHARES®

ABOUT THE OFFERINGS

Don't miss your chance to reserve SongShares® from Queen's "Under Pressure", " It's A Kind of Magic", "I Want It All", "The Show Must Go On", & *The Bohemian Rhapsody Sountrack.* Verify your interest in these SongShares now at the Songvest VIP Auctions Listing Page.

The beginning price is $98 / share - the VIP Auction is your opportunity to place non-binding bids for the purpose of *reserving* SongShares for future purchase at a later date. There is no payment due at the time of bidding, there is no obligation to purchase these shares, and all users who end up with reserved shares will have an exclusive opportunity to actualize their purchase at a later date in the “VIP Sale”. Once all the shares are reserved, the price will increased and all shares must be reserved again!


CERTIFICATE OF OWNERSHIP
This Certifies That
Mountain Studios
QUEEN
SONGVEST

*Unlock bonus items when your transaction is finalized, including:

- A Digital & Physical Certificate of Authenticity
- A Limited Edition Queen/ Mountain Studios Die Cast Challenge Coin
- A Commemorative 7" Vinyl (Display Only) With Custom Designed Insert and Sleeve

* Limit 1 per transaction. Expected delivery date of March 2025.

RESERVE SONGSHARES®

BRIAN MAY
ROGER TAYLOR
FREDDIE MERCURY
DAVID RICHARDS

Brought to you by The Estate of David Richards. The rights supporting these offerings are a mix of artist share and producer share, including public performance, streaming, and mechanical revenue collected and paid by Universal and PPL (neighboring rights). Bid to reserve your shares for the opportunity to purchase when they go on sale (subject to SEC qualification).


BOHEMIAN
RHAPSODY


QUEEN & DAVID BOWIE
UNDER PRESSURE


QUEEN
A KIND MAGIC


QUEEN
I WANT IT ALL


MERCI
A VOUS
QUEEN ET
DAVID RICHARDS
ON VOUS
AIME !!!!
Tiffanie
06.09.03


QUEEN
THE SHOW MUST GO ON

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Disclaimer

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. REGULATION A OFFERINGS ARE SPECULATIVE, ILLIQUID, AND INVOLVE A HIGH DEGREE OF RISK, INCLUDING THE POSSIBLE LOSS OF YOUR ENTIRE INVESTMENT.

SongVest is offering securities through the use of an Offering Statement that the Securities and Exchange Commission ('SEC") has qualified under Tier II of Regulation A. While the SEC staff reviews certain forms and filings for compliance with disclosure obligations, the SEC does not evaluate the merits of any offering, nor does it determine if any securities offered are "good" investments. Commission ('SEC") has qualified under Tier II of Regulation A. While the SEC staff reviews certain forms and filings for compliance with disclosure obligations, the SEC does not evaluate the merits of any offering, nor does it determine if any securities offered are “good” investments.
Dalmore Group LLC (“Dalmore”) is registered with the Securities and Exchange Commission (“SEC”) as a broker-dealer, member of Financial Industry Regulatory Authority, Inc. (“FINRA”) and Securities Investor Protection Corporation (“SIPC”) and is the broker-dealer of record on this issuer direct offering.

This profile may contain forward-looking statements and information relating to, among other things, the company, its business plan and strategy, and its markets or industry. These statements reflect management’s current views regarding future events based on available information and are subject to risks and uncertainties that could cause the company’s actual results to differ materially. Investors are cautioned not to place undue reliance on these forward-looking statements as they are meant for illustrative purposes, and they do not represent guarantees of future results, levels of activity, performance, or achievements, all of which cannot be made. Moreover, although management believes that the expectations reflected in the forward-looking statements are reasonable, neither SongVest nor anyone acting on its behalf can give any assurance that such expectations will prove to have been correct nor do they have a duty to update any such statements to conform them to actual results. By accessing this site and any pages on this site, you agree to be bound by our Terms of Use and Privacy Policy, as may be amended from time to time without notice or liability.

Read the Offering Circular before you invest. SongVest Offering

Gmail

Jayce Varden <jayce@channl.com>

Gift yourself a piece of Queen Music History!

1 message

Songvest <contact@songvest.com>
Reply-To: campaign_835401060+zcreply.1102af9b2d0a39fe2@zcsend.net
To: jayce@channl.com

Tue, Dec 3, 2024 at 11:03 AM

SONGVEST

48 HOURS LEFT!



Mountain Studios
RESERVE YOUR SONGSHARES® FOR
5 ICONIC QUEEN SONGS
QUEEN
A KIND OF MAGIC
QUEEN & DAVID BOWIE
UNDER PRESSURE
BOHEMIAN
RHAPSODY
QUEEN
THE SHOW MUST GO ON
QUEEN
I WANT IT ALL
POWERED BY
SONGVEST

RESERVE YOUR SHARES NOW

Gift yourself SongShares® from 5 ICONIC Queen Recordings:

- A Kind of Magic
- Under Pressure
- Bohemian Rhapsody Soundtrack
- The Show Must Go On
- I Want It All



All completed transactions* include:
SONGSHARE CERTIFICATE OF AUTHENTICITY
LIMITED EDITION CHALLENGE COIN
COMMEMORATIVE 7" VINYL (DISPLAY ONLY)
CERTIFICATE OF OWNERSHIP
This Certifies That
Mountain Studios
QUEEN
SONGVEST
(*ONE SET PER TRANSACTION. PURCHASE COMPLETION IS SUBJECT TO SEC QUALIFICATION.)
POWERED BY SONGVEST

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Jayce Varden <jayce@songvest.com>

[TEST] 12 hours left!

1 message

Songvest <contact@songvest.com>
Reply-To: contact@songvest.com
To: jayce@songvest.com

Thu, Dec 5, 2024 at 11:30 AM

12 HOURS LEFT
Don't Miss Out!



Mountain Studios
RESERVE YOUR SONGSHARES® FOR
5 ICONIC QUEEN SONGS
QUEEN
A KIND MAGIC
QUEEN & DAVID BOWIE
UNDER PRESSURE
BOHEMIAN
RHAPSODY
QUEEN
THE SHOW MUST GO ON
QUEEN
I WANT IT ALL
POWERED BY
SONGVEST

RESERVE YOUR SHARES NOW

Gift yourself SongShares® from 5 ICONIC Queen Recordings:

- A Kind of Magic
- Under Pressure
- Bohemian Rhapsody Soundtrack
- The Show Must Go On
- I Want It All



All completed transactions* include:
SONGSHARE CERTIFICATE OF AUTHENTICITY
LIMITED EDITION CHALLENGE COIN
COMMEMORATIVE 7" VINYL (DISPLAY ONLY)
CERTIFICATE OF OWNERSHIP
This Certifies That
Mountain Studios
QUEEN
SONGVEST
(*ONE SET PER TRANSACTION. PURCHASE COMPLETION IS SUBJECT TO SEC QUALIFICATION.)
POWERED BY SONGVEST

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and back catalogs.

SongVest
Sponsored
🎁 Gift yourself piece of QUEEN music history! In collaboration with Mountain Studios and the David Richards
...See more
RESERVE YOUR SONGSHARES® FOR
5 ICONIC QUEEN SONGS
POWERED BY SONGVEST
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RESERVE YOUR SONGSHARES® FOR
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RESERVE YOUR SONGSHARES® FOR
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